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Raymond James Bank Conference

SAFE
banking practices.
SECURE
growth strategies.
TRUSTED
for generations.

August 2011

This report contains statements that could be deemed forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the
Private Securities Litigation Reform Act, which statements are inherently subject to risks and uncertainties.  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Further, forward-looking statements are intended to speak only as of the date made.  Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,”
“believe,” “estimate,” “plan,” “project,” or other statements concerning our opinions or judgment about future events.  Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of our customers, our level of success in integrating acquisitions, actions of government regulators, the level of market interest rates, and general economic conditions.  For additional information that could affect the matters discussed in this paragraph, see the “Risk Factors” section in Item 1A of Part I of Form 10-K filed for the year ended December 31, 2010 and in Item 1A of Part II of Forms 10-Q filed for the quarterly periods ended March 31, 2011 and June 30, 2011.
Caution Regarding Forward-Looking Statements

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NASDAQ ticker  FBNC
Headquarters  Troy, NC
Subsidiary Bank First Bank
Established  1935 as Bank of Montgomery
Assets1   $3.3 billion
Loans1   $2.4 billion
Deposits1  $2.7 billion
Branches   97 in NC, SC, VA
Employees  822 full-time equivalent employees
Customers  270,000
Ranking  4th largest bank in North Carolina

1 Note: Financial data as reported on Earnings Release for the quarter ended June 30, 2011.
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Radford
Montgomery
Pulaski
Wythe
Washington
Smyth
Grayson
Carroll
Patrick
Ashe
Alleghany
Surry
Stokes
Rockingham
Caswell
Person
Granville
Vance
Warren
Northampton
Gates
Hertford
Halifax
Watauga
Wilkes
Yadkin
Forsyth
Guilford
High Point
Alamance
Orange
Durham
Franklin
Nash
Edgecombe
Martin
Bertie
Washington
Tyrrell
Dare
Kill Devil Hills
Mitchell
Avery
Yancey
Caldwell
Alexander
Davie
Davidson
Iredell
Rowan
Randolph
Chatham
Raleigh
Wake
Wilson
Pitt
Beaufort
Hyde
Buncombe
Asheville
McDowell
Burke
Catawba
Lincoln
Rutherford
Polk
Cleveland
Gaston
Mecklenburg
Cabarrus
Stanly
Troy
Montgomery
Moore
Pinehurst
Lee
Harnett
Johnston
Wayne
Greene
Lenoir
Craven
Pamlico
Union
Anson
Richmond
Hoke
Cumberland
Sampson
Duplin
Jones
Carteret
Onslow
Scotland
Robeson
Bladen
Pender
Chesterfield
Marlboro
Darlington
Dillon
Columbus
New Hanover
Wilmington
Brunswick
Florence
Marion
Horry

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First Bank Branches (91)
First Bank of Virginia Branches*(6)
Loan Production Office
*Operating as a branch of First Bank NC
Branch Network

Company Highlights
 • Seasoned Management and Board of Directors
 • High Growth Company
 • Organic
 • Acquired
 • Earnings
 • Strong Net Interest Margin
 • 24 consecutive years of Profitability since 1987 IPO
 • Asset Quality
 • Non-performing assets elevated compared to prior periods
 • Stable and Manageable
 • Capital
 • Strong Capital Ratios
 • Stock Valuation
 • Trading at a discount compared to historical valuation
  measures
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Experienced Executive Officers to Lead Growth Strategy
Name / Position	Experience with First Bank
Jerry L. Ocheltree Director, President & Chief Executive Officer	13 years (26 years Banking Experience)
Anna G. Hollers EVP, Chief Operating Officer & Corporate Secretary	39 years
Teresa C. Nixon EVP & Chief Lending Officer	22 years
Eric P. Credle EVP & Chief Financial Officer	14 years
David C. Grigg EVP & Chief Information Officer	39 years
Lee C. McLaurin EVP & Controller	24 years
Timothy S. Maples EVP & Chief Investment Officer	11 years
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Board of Directors
Keen Vision and Diverse Experience
Board Members Include:
▪ Former State Treasurer
▪ Former Lieutenant Governor
▪ Former Speaker of North Carolina House of Representatives
 and current member of North Carolina Senate
▪ 8 Business Executives from a wide range of industries
▪ 1 CPA in public practice
▪ 3 Former CEOs from Acquired Banks
▪ FBNC common stock ownership:
 • Board of Directors and Executive Officers
 • 401(k) and pension plans
14% Ownership
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Management Structure
Trusted Financial Professionals Provide a Suite of Services
• 10 Regional Executives report to the President
 • Branch Managers report to Regional Managers
• Regional Executives review loans with CLO and credit staff weekly
• Cash management, remote deposit, online banking, mobile banking and i-Phone®
 app sales and support services are provided by experienced specialists
• Residential Mortgages are underwritten and processed by the Mortgage Loan
 Department
 • Conforming mortgages are sold with servicing released
 • Department supports 33 residential mortgage specialists throughout branch network
• Property and Casualty Insurance Services are provided by dedicated professionals
• Wealth Management services are expanding to further complement our deposit products

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
(in millions)
526
559
915
1,145
1,218
1,476
1,639
1,801
2,137
2,317
2,751
3,545
3,279
3,334
Jun-99
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10

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Total Assets
Asset Growth - June 1999 to June 2011
534% Growth

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DeNovo Branches
22 New Branches Opened from 1999 - 2010
With Current Deposits of $525 Million
Deposits as of 6-30-2011

Acquisition History 2000 - 2011

49 Branches - $2.2 Billion

Virginia
North Carolina
South Carolina
Troy

2000 - Merger with First Savings Bancorp, Inc.
2001 - Purchased Salisbury Branch
2001 - Acquired Aberdeen & Hobbs Insurance & Realty Co.
2001 - Acquired Century Bancorp, Inc.
2001 - Purchased Lumberton, Pembroke, St. Paul's, Laurinburg Branches
2002 - Purchased Broadway Branch
2003 - Purchased Fairmont, Harmony, Kenansville, Wallace Branches
2003 - Acquired Carolina Community Bancshares, Inc.
2003 - Acquired Uwharrie Insurance Group
2006 - Purchased Dublin, VA Branch
2006 - Purchased Carthage Branch
2008 - Acquired Great Pee Dee Bancorp, Inc
2009 - Acquired Cooperative Bank
2011 - Acquired Bank of Asheville

14 Acquisitionsin 12 Years

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Cooperative Bank
Wilmington, NC

Acquisition Date:    June 19, 2009
Assets:                     $959 million
Deposits:                  $717 million
Loans:                      $835 million
Number offices: 21 in NC and 3 in SC
Retained:      17 in NC and 2 in SC
Discount Bid:            $123 million
Deposit Premium:           0
Bargain Purchase Gain: $68 million

FDIC-Assisted Acquisition
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Cooperative Bank

24 branches - $959 million in assets

Troy
Dare
Beaufort
Duplin
Onslow
Carteret
Chesterfield
Bladen
Columbus
New Hanover
Brunswick
Horry

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FDIC-Assisted Acquisition
Acquisition Date:      January 21, 2011
Assets:                        $190 million
Deposits:                     $192 million
Loans:                          $154 million
Number Offices:                   5
Discount Bid:               $23.9 million
Deposit Premium:               0
Bargain Purchase Gain:   $10 million
Bank of Asheville
Asheville, NC
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5 Branches - $190 Million in Assets

Virginia
North Carolina
South Carolina
Troy
Buncombe
Asheville
Candler

Bank of Asheville Acquisition
January 21, 2011
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FORT BRAGG
PORT OF WILMINGTON
PORT OF MOREHEAD CITY
MILITARY OCEAN TERMINAL SUNNY POINT
First Bank Branches

American Defense Corridor
Growth Opportunities in Existing Markets
▪ North Carolina has the third largest
 military presence in America.
▪ The American Defense Corridor
 (ADC) is an emerging defense
 industry in NC. By 2013 available
 jobs in the ADC will increase to
 54,000.
▪ We have market presence in 7 of
 the 11 counties within the
 ADC, including the
 Wilmington, Jacksonville and
 Morehead City areas that serve
 other military installations.
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Net Income Available to Common Shareholders
thousands
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11,854
9,342
13,616
17,230
19,417
20,114
16,090
19,302
21,810
22,005
56,287
5,875
8,018
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
6-30-2011 YTD

Return on Average Assets
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.44
1.03
1.30
1.48
1.45
1.30
0.94
1.00
1.02
0.89
1.82
0.18
0.48
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
6-30-2011 YTD

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%

Tax-Equivalent Net Interest Margin
First Bancorp
SE Peer Group [1]
6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.23
4.58
4.52
4.31
4.33
4.18
4.00
3.74
3.81
4.39
4.55
4.91
4.23
4.37
4.11
4.08
4.16
4.06
3.96
3.61
3.43
3.65
3.79
3.82
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Q1
2011Q2

%
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1 See Appendix for list of Companies.

FBNC Deposit Mix 6-30-2011
11.8
13.5
18.1
5.3
6.4
1.5
20.7
22.8
Non-interest bearing demand
NOW
Money Market
Savings
Brokered
Internet CDs
Other CDs > $100m
Other CDs

Cost of Funds 2011Q2
Interest Exp / Deposits and Borrowings
First Bancorp
Selected SE Peer Group
%
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.82
1.15
2011Q2

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(%)

Noninterest Income
Core noninterest income to average assets -
 Generally below peer ratios
Presents opportunities for improvement
 First Bank Insurance Services - Offers P&C insurance products
 Wealth Management Division - New hire starting August 15 to build out full platform
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%
First Bancorp
Select SE Peer Group
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.00
3.06
2.85
2.90
3.16
3.11
3.31
2.77
2.63
2.50
2.44
2.70
2.95
2.73
2006
2007
2008
2009
2010
2011Q1
2011Q2

Non-Interest Expenses1 / Average Assets
FBNC consistently operates more efficiently than the Peer Group
1  Non-interest expenses adjusted to exclude losses on OREO
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Asset Quality
Nonperforming assets and provisions for loan
losses remain at elevated levels
    North Carolina property values have declined significantly and unemployment rates remain high
NPA’s - stable and manageable
   Non-covered NPA’s/Total Assets = 3.89% to 4.25% over the
   past 12 months
Covered NPA’s (FDIC loss share assets)
 Declining trend as we work through failed bank problem assets down from $187 million at June 30, 2010 to $164 million at
   June 30, 2011 (despite addition of Bank of Asheville)

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June 2011

Washington
Wythe
Pulaski
Montgomery
Rockingham
Guilford
Davidson
Iredell
Rowan
Randolph
Chatham
Wake
Buncombe
Cabarrus
Stanly
Moore
Lee
Harnett
Anson
Richmond
Scotland
Robeson
Bladen
Chesterfield
Dillon
Columbus
Brunswick
New Hanover
Horry
Florence
Duplin
Onslow
Carteret
Beaufort
Dare

Unemployment Rates Per County
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4% - 8%
8% - 12%
12% +

Nonperforming Assets
Excluding Assets Covered Under
FDIC Loss Share Agreements
in thousands
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
3,074
8,401
10,855
35,427
92,282
117,084
116,054
120,312
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Q1
2011Q2

Non-Covered NPAs/Assets
Excludes Assets Covered Under
FDIC Loss Share Agreements
%
6.00
5.00
4.00
3.00
2.00
1.00
0.00
NC Companies < $10B Assets
First Bancorp
Select SE Peer Group
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Q1
2011Q2

Asset Quality:
Elevated Levels of Nonperforming Assets Compared to Prior Periods
Stabilizing Over the Past Two Quarters
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in thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1,151
2,545
2,680
2,905
3,040
4,923
5,217
9,880
20,186
33,646
30,354
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011 YTD Annualized

25
Provision for Loan Losses
Excluding Provisions for Loans Covered under FDIC Loss Share Agreements
➢ First Bancorp has remained profitable in spite of elevated provisions

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Loan Mix
6-30-2007

Loan Mix
6-30-2011

4.8%
8.9%
19.4%
28.4%
10.0%
28.5%
3.3%
6.5%
15.8%
32.9%
10.9%
30.6%

Commercial, financial, and agricultural
Real Estate - construction, land development & other land loans
Real Estate - mortgage - residential (1-4 family first mortgages)
Real Estate - mortgage - home equity loans
Real Estate - mortgage - commercial and other
Installment loans to individuals
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Capital
Capital Ratios are at/near 20+ year highs
$65 million of TARP capital remains
 Has been leveraged for growth (two FDIC acquisitions)
 Insurance against an uncertain economy
 Provides flexibility for future growth, including M&A
Applied for SBLF
Preference is to repay from retained earnings,
possibly in installments
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June 30, 2011
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
17.00%
10.17%
6.65%
Total Risk Based Capital
Leverage Capital Ratio
Tangbile Common Equity to Tangible Assets

Note: TARP equity represents approximately 3.00% of the Total Risk Based Capital
 Ratio and 2.00% of the Leverage Capital Ratio
Capital Ratios
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Successful Financial Performance
FBNC Tangible Book Value per Share

Tangible Book Value per Share
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
10 year CAGR 4.7%
20 year CAGR 7.3%
5 year CAGR 11.0%
3.08
8.01
6.75
7.22
6.44
7.04
7.48
7.76
8.56
9.18
12.57
12.63
12.88
1990
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011Q2

As of December 31,

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Successful Financial Performance
FBNC Cash Dividends Per Share

Cash Dividends Per Share
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.05
0.07
0.09
0.12
0.14
0.15
0.19
0.22
0.26
0.29
0.40
0.59
0.59
0.62
0.65
0.69
0.73
0.76
0.76
0.43
0.32
0.32
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 YTD Annualized

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Successful Financial Performance
FBNC Tangible Book Value Per Share + Cumulative Cash Dividends Since 1991
Tangible Book Value
Cumulative Cash Dividends since 1991
25.00
20.00
15.00
10.00
5.00
0.00
10 year CAGR* 7.62%
20 year CAGR* 9.99%
5 year CAGR* 10.52%
0
3.08
1.92
8.01
5.06
7.48
8.06
12.63
8.22
12.88
1990
2000
2005
2010
2011Q2

* Note: Dividends are shown as paid and are not assumed to be reinvested

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First Bancorp Stock Valuation - FBNC
FBNC - August 4, 2011 Closing Price  = $ 9.84
June 30, 2011 Tangible Book Value Common = $12.88
Consensus 2012 Diluted Earnings
Per Share - Common (4 analysts) = $ 1.01
2011 Annualized Dividend Rate (Per Share)  = $ 0.32
Price to Tangible Book  = 0.76x
Price to 2012 Consensus EPS  = 9.7x
Dividend Yield (as of 8/4/11)  = 3.23%
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First Bancorp
▪ Longevity and Experienced Management Team
▪ Solid Capital Position
▪ Positioned as a Regional Consolidator
 • M&A and FDIC Assisted Deals
▪ Diversified Markets and Revenues
▪ Funded by Stable Core Deposits - True Retail Franchise
▪ Effective Management of Interest Rate Risk
▪ Resilient Net Interest Margin and operating efficiencies
▪ Opportunities in expanding our Business Banking and
 Wealth Management
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Company	Ticker
Ameris Bancorp	ABCB
Bank of the Ozarks, Inc.	OZRK
BNC Bancorp	BNCN
Capital Bank Corporation	CBKN
FNB United	FNBN
Hampton Roads Bankshares, Inc.	HMPR
Pinnacle Financial Partners, Inc.	PNFP
Renasant Corporation	RNST
SCBT Financial Corporation	SCBT
Simmons First National Corporation	SFNC
StellarOne Corporation	STEL
TowneBank	TOWN
Union First Market Bankshares Corporation	UBSH
Virginia Commerce Bancorp, Inc.	VCBI
Yadkin Valley Financial Corporation	YAVY

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Appendix
Select SE Peer Group